                                   CONSENT OF
                                 FOLEY & LARDNER







     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 5 to the Form N-4 Registration Statement of Allstate Life of New York Separate Account A (File No. 333-74411).



                                                 /s/  Foley & Lardner
                                                      FOLEY & LARDNER



Washington, D.C.
April 12, 2001